                                 EXHIBIT 10.103

                  EZCORP, INC. 2007 INCENTIVE COMPENSATION PLAN

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND ARE BEING FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN A CONFIDENTIAL TREATMENT REQUEST UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. THE SYMBOL "[***] IN THIS EXHIBIT INDICATES THAT INFORMATION HAS BEEN OMITTED.

                                     EZCORP

                     FY 2007 Incentive Compensation Program

POLICY

It is a policy of EZCORP, Inc. and its wholly owned affiliates (also referred to as "the Company") to offer a total compensation package which is commensurate with the job assigned, competitive within the affiliated industry, and reflective of the value of each individual's performance and overall contribution towards the short and long term success of the Company.

As a supplement to the base compensation paid and stock option awards granted by EZCORP, the Company offers the FY2007 Incentive Compensation Program (the "Program") to reward the accomplishment of corporate, business unit, and personal objectives for select key associates. This Program is designed to motivate selected associates to strive for excellence in both Company and specific personal objectives and provides incentive compensation awards for their achievement.

OBJECTIVES

The primary objectives of the EZCORP Incentive Compensation Program are:

     1. To provide an incentive for individuals to drive their performance to achieve strategic Company and personal objectives.

     2. To attract, retain and motivate top-quality associates who are able to add significant value to the Company's performance.

     3. To provide incentive compensation opportunities which are competitive for the associate levels and the affiliated industry.

ELIGIBILITY FOR PARTICIPATION

The Compensation Advisory Group (President & CEO, SVP Administration and the SVP & CFO) will determine which positions participate in the Program. Participants are generally selected from positions that typically have incentive-based compensation components in the industry and from individuals who make meaningful and substantial contributions to the business. Participation in the Program will be determined prior to the beginning of the fiscal year. Eligible associates will usually be drawn from:

     1.   Officers and Executives of the Company.

     2.   Regional and Corporate Director Level Management

     3. Key Management individuals as determined by the Compensation Advisory Group

SETTING OF FINANCIAL MEASUREMENTS AND INDIVIDUAL OBJECTIVES

COMPANY OBJECTIVE:

The Chief Executive Officer, with the concurrence of the Board of Directors will identify specific financial measures and set Company Objectives that will be used to determine the incentive awards for the year.

INDIVIDUAL OBJECTIVES:

The Executive Committee will determine overall departmental objectives and assign some or all of those objectives as Personal Objectives to specific individual participants. The 2007 ICP DEPARTMENT OBJECTIVES are attached.

Awards will be based on the level of attainment of both the Company Objectives and the Personal Objectives of each participant. HOWEVER, THE COMPANY WILL SET A MINIMUM FINANCIAL THRESHOLD THAT MUST BE ATTAINED FOR ANY INCENTIVE COMPENSATION TO BE PAID.

Periodic progress reviews will be conducted with participants during the year in the monthly Key Performance Review (KPR) meetings to monitor progress and ensure on-going focus and alignment.

FY 2007 COMPANY OBJECTIVES AND INCENTIVE TARGETS

Net Income will be used to determine actual financial award payouts for FY2007. For purposes of this Program, "Net Income" is defined as the net income shown on the audited financial statements, adjusted for any special items, charges and credits, which the Board Compensation Committee, in its sole discretion, determines are unusual or infrequently occurring events or situations and that generally do not provide or require cash, and also are not subject to the direct control of management.

The Company's net income goal for Incentive Compensation is [***]. The minimum threshold for payout is reached at [***] and the maximum payout is achieved at [***].

The payout for financial participation can be read from the following matrix based on FY2007 "Net Income":

Net Income     [***]   [***]   [***]
%>FY2006       [***]   [***]   [***]
Bonus Payout   [***]   [***]   [***]

FY 2007 PERSONAL OBJECTIVES AND INCENTIVE TARGETS

     1. The Executive Committee has established Departmental Objectives for FY2007. Based upon those Departmental Objectives, participants have been assigned Personal Objectives for the FY2007 Incentive Compensation Program that is attached. These Personal Objectives are subject to revisions based upon changing circumstances as deemed appropriate by the President & CEO throughout the year.

     2. The quality of the output of specific Personal Objectives will be a substantial portion of the payout rating. To ensure consistency in the scoring of the performance in achieving Personal Objectives by individual participants, the following definitions and payout structure are provided:

* Achieved or exceeds the target goal   Payout 100%

* Slight miss of the target goal        Payout 50% to 75%

* Miss minimum target goal              Payout zero

     3. The Personal Objectives portion of the incentive award is maximized at 100% of the allocated percentage. The Executive Committee will determine scores to be given.

     4. The relative weighting of Company and Personal Objectives will be determined based upon the individual position and the amount of control they have on the achievement of the Objectives. Therefore, individual participants will have different weighting between Company and Personal Objectives, as shown in Schedule "A".

                  CALCULATION OF INCENTIVE COMPENSATION PAYOUT

THE COMPANY OBJECTIVES AND THE PERSONAL OBJECTIVES WILL BE SCORED BASED UPON THE ACTUAL RESULTS ACHIEVED FOR THE PROGRAM YEAR. EACH PARTICIPANT'S ACTUAL PAYOUT WILL BE DETERMINED USING THE FORMULA BELOW:

A.   % Company Objective Participation   ____%   (A1)   (assigned, see personal
                                                        documentation)

     Matrix Rating                       ____%   (A2)   (Company financial goal;
                                                        percent achievement)

     (A1 x A2) =                         ____%   (A3)   (Company Objective Factor)

B.   % Personal Objectives
     Participation                       ____%   (B1)   (assigned, see personal
                                                        documentation)

     Weighted Rating for                                (sum  of all  personal
     Personal Objectives                 ____%   (B2)   objective  ratings  divided
                                                        by the  number  of
                                                        assigned objectives)

     (B1 x B2) =                         ____%   (B3)   (Personal Objective Factor)

C.   Base Salary as of October 1, 2005   $____   (C1)

     Participation Factor                ____%   (C2)   (Sum of A3 + B3)

     (C1 x C2) =                         $____   (C3)   Incentive Payout

CALCULATION EXAMPLE:

[***]

A.   Company Obj. Potential              [***]   (A1)   (assigned, see personal
                                                        documentation)

     Company Matrix Rating               [***]   (A2)

     (A1 x A2) =                         [***]   (A3)   (Company Factor)

B.   Personal Obj. Potential             [***]   (B1)   (assigned, see personal
                                                        documentation)

     Weighted Rating                     [***]   (B2)   (sum of all personal
                                                        objective  ratings divided
                                                        by the number of assigned
                                                        objectives)

     (B1 x B2) =                         [***]   (B3)   (Objective Factor)

C.   Base Salary as of 10/1/05           [***]   (C1)

     Participation Factor (A3 + B3)      [***]   (C2)   (Sum of Company Factor and
                                                        Personal Factor)

     (C1 x C2) =                         [***]   (C3)   Incentive Payout

INCENTIVE PROGRAM FUNDING

Funding for the Incentive Compensation Program will be based on the number of participants selected for the individual Program year and their individual level of participation. At the beginning of each fiscal year, a budget will be established based on participant information and on economic, operational and financial profitability. The full amount of the Program payouts will be included in the administrative expense of the Company prior to the determination of the Company's final results for ICP purposes. Therefore, the funding of the ICP payouts is a part of the financial results of the Company for incentive calculations.

                          ADMINISTRATION OF THE PROGRAM

AMENDMENTS TO OR TERMINATION OF THE PROGRAM

          While it is the intention of the Company to provide an incentive compensation plan annually, the company reserves the right to:

          -    Amend or modify the incentive plan in its entirety;

          -    Suspend or terminate the Program at any time.

PERFORMANCE MEASUREMENT

     1. The Executive Committee, at its sole discretion, will score each departmental objective and the individual performance of each ICP participant as it relates to that specific Objective. Participants who share a common Personal Objective may be rated differently based upon their contribution to the achievement or lack of achievement of that specific objective.

     2. The fact that an associate is initially selected as eligible to participate in the ICP does not mean that he or she is entitled to or guaranteed receipt of an incentive compensation award.

     3. Actions taken by a Participant in the Program to enhance his or her incentive pay at the expense of the long-term benefit of the Company will result in the Participant being disqualified as a Program Participant, at the sole discretion of the Company.

     4. If it can be determined by the Company, at its sole discretion, that a Participant's actions throughout the ICP year did not support or actually worked against their team's ability to meet its objective, the Participant will not receive any incentive compensation award even if all of the objectives are obtained.

     5. The Compensation Advisory Group reserves the right, in its sole discretion, to establish the measurement systems associated with this Program and to approve in advance, departmental and Personal Objectives.

     6. Any participant who receives an "UNSATISFACTORY" appraisal rating as determined by the Company in its sole discretion, for the incentive period will not be eligible for an incentive award for that period.

NO IMPLIED CONTRACT

The information presented in this Program shall not in any way be construed to constitute a binding employment or compensation contract between the Company and its associates, nor shall it in any way affect the "employment-at-will relationship" between associates and the Company.

RULES CONCERNING AWARDS PAYMENTS AND PARTICIPATION

     1. Participants must be employed with the Company at the time incentive payments are made to be eligible to receive an award

     2. Participants who voluntarily or involuntarily leave the service of the Company shall not be entitled to receive an award at the end of the Program year.

     3. Recommendations to include a new hire or a promoted associate into the Program at any time during the Program year must be approved by the Chief Executive Officer. This action is mandatory before informing any associate of their participation in the Program. Partial year participant awards, if any, will be prorated based upon full months of the associate's inclusion into the Program and their achievement of Program year objectives.

     4. Associates hired after the second fiscal quarter (March 31, 2007) will not normally be eligible for participation until the following Program year. The Chief Executive Officer must approve any exceptions to the above in advance. This action is mandatory before informing any associate of their participation in the Program.

DISCRETIONARY AWARDS

The CEO will have the authority to award "discretionary bonuses" at year-end. These awards will be granted to individuals based upon the associate's contribution toward either the achievement of the Company's strategic objectives or the FY2007 financial plan. Individual awards will not exceed [***]; aggregate of awards will not exceed [***] annually.

EFFECTIVE DATE OF THE PROGRAM:

This Program shall be in effect for the fiscal year 2007.

APPROVALS:

                                       Date: 10-1-06
-------------------------------------
JOE ROTUNDA
Chief Executive Officer

                                       Date: 10-1-06
-------------------------------------
ROBERT KASENTER
Sr. Vice President, Administration

                                       Date: 10-1-06
-------------------------------------
CONNIE KONDIK
VP & General Counsel, Secretary to
the Board Confirming Compensation
Committee Approval

                             FY 2007 ICP OBJECTIVES

                                      [***]

                                    EXHIBIT A
                             FY2007 ICP PARTICIPANTS

                                      [***]